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

NUMBER                                                                                                 SHARES
                                                 NEXTLINK COMMUNICATIONS, INC.

    INCORPORATED UNDER THE LAWS OF THE      14% SENIOR EXCHANGEABLE REDEEMABLE                CUSIP No.
         STATE OF WASHINGTON                          PREFERRED SHARES,
                                                    PAR VALUE $.01 PER SHARE

    THE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SENIOR EXCHANGEABLE REDEEMABLE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE
ARE DETERMINED BY THE CERTIFICATE OF DESIGNATION ESTABLISHING THE RIGHTS, PREFERENCES AND LIMITATIONS OF THIS CLASS OF SHARES, WHICH
WAS APPROVED BY THE BOARD OF DIRECTORS OF THE CORPORATION AND FILED WITH THE SECRETARY OF STATE OF THE STATE OF WASHINGTON.  A COPY
OF THE CERTIFICATE OF DESIGNATION IS AVAILABLE FROM THE CORPORATION WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST.

This
CERTIFIES
that

is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE 14% SENIOR EXCHANGEABLE REDEEMABLE PREFERRED SHARES, PAR VALUE $.01 PER SHARE, OF


                                                        NEXTLINK COMMUNICATIONS, INC.

    transferable on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned and registered by the
    Transfer Agent and Registrar.
            IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by its duly authorized officers.

                                                                                     COUNTERSIGNED AND REGISTERED:
    Dated:   January 31, 1997
                                                                                    CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
                                  SECRETARY                VICE PRESIDENT             as TRANSFER AGENT AND REGISTRAR



                                                                                    AUTHORIZED SIGNATURE
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                            NEXTLINK COMMUNICATIONS, INC.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THIS
SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD,
ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE
ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT
SUBJECT TO, REGISTRATION AND SUBJECT TO COMPLIANCE WITH OTHER APPLICABLE LAWS.
THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR
OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER
THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE
CORPORATION OR ANY AFFILIATE OF THE CORPORATION WAS THE OWNER OF THIS SECURITY
(OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION
DATE"), ONLY (A) TO THE CORPORATION; (B) PURSUANT TO A REGISTRATION STATEMENT
WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS
THESE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE
SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED
INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT
OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN
THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO AN
EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144,
(E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE
UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR
(F) IN THE CASE OF EITHER ANY INITIAL INVESTOR THAT IS A QUALIFIED INSTITUTIONAL
BUYER OR ANY SUBSEQUENT INVESTOR, TO AN INSTITUTIONAL "ACCREDITED INVESTOR"
WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) or (7) OF RULE 501 UNDER THE
SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES
ACT (IF AVAILABLE), AND OTHERWISE IN COMPLIANCE WITH OTHER APPLICABLE LAWS,
SUBJECT TO THE CORPORATION'S AND THE TRANSFER AGENT AND REGISTRAR'S RIGHT PRIOR
TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C), (D), (E) OR (F) TO
REQUIRE THE DELIVERY OF A TRANSFER CERTIFICATE AND IN THE CASE OF CLAUSE (F) AN
OPINION OF COUNSEL AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THE
LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION
TERMINATION DATE.

UNTIL THE EARLIEST TO OCCUR OF: (I) AUGUST 1, 1997, (II) THE EFFECTIVE DATE OF
THE EXCHANGE  OFFER REGISTRATION STATEMENT AND (III) A CHANGE OF CONTROL, THE
CONTINGENT WARRANTS EVIDENCED HEREBY MAY NOT BE SOLD, ASSIGNED OR OTHERWISE
TRANSFERRED TO ANY PERSON UNLESS, FOR EACH TRANSFER OF A CONTINGENT WARRANT,
SIMULTANEOUSLY WITH SUCH TRANSFER, THE HOLDER HEREOF TRANSFERS TO THE SAME
TRANSFEREE ONE SHARE OF THE 14% SENIOR EXCHANGEABLE REDEEMABLE PREFERRED SHARES
OF NEXTLINK COMMUNICATIONS, INC.

UNTIL THE EARLIEST TO OCCUR OF: (I) AUGUST 1, 1997, (II) THE EFFECTIVE DATE OF
THE EXCHANGE  OFFER REGISTRATION STATEMENT AND (III) A CHANGE OF CONTROL, THE
14% SENIOR EXCHANGEABLE REDEEMABLE PREFERRED SHARES EVIDENCED HEREBY MAY NOT BE
TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGED
ONLY TOGETHER WITH, CONTINGENT WARRANTS ISSUED BY NEXTLINK COMMUNICATIONS, INC.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common              UNIF GIFT MIN ACT --     ...........Custodian................
TEN ENT - as tenants by the entireties                               (Cust)                   (Minor)
JT TEN - as joint tenants with right of                              Under Uniform Gifts to Minors
survivorship and not as tenants in common                            Act.................................
                                                                                    (State)

        Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                                   ]


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


                                                                    shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                    Attorney
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to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated __________________

                           X__________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OF ENLARGEMENT OR ANY CHANGE WHATEVER.
    In presence of

X_________________________